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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 28, 2005

                             -----------------------

                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

                FLORIDA                                 1-13165                              59-2417093
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

              1655 ROBERTS BOULEVARD, N.W., KENNESAW, GEORGIA 30144
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 419-3355

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS OR FINANCIAL CONDITION

The information provided pursuant to this Item 2.02 is to be considered "filed" under the Securities Exchange Act of 1934 ("Exchange Act") and incorporated by reference into those filings of CryoLife, Inc. (the "Company") that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.

On July 28, 2005, the Company announced that it had reached an agreement in principle to settle the lawsuit described in the press release attached hereto, and discussed the impact of the settlement on its financial performance for the three month periods ended March 31, 2005 and June 30, 2005, and its liquidity. A copy of the press release is included as an exhibit to this Form 8-K, and is incorporated herein by reference.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

     (b) Pro Forma Financial Information.

     (c) Exhibits.

         Exhibit Number             Description
         --------------             -----------
         99.1                       Press Release dated July 28, 2005



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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CRYOLIFE, INC.



Date:  July 28, 2005                       By: /s/ D. Ashley Lee
                                               ---------------------------------
                                               Name:  D. Ashley Lee
                                               Title: Executive Vice  President,
                                               Chief  Operating Officer and
                                               Chief Financial Officer

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